UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21719

INVESTMENT MANAGERS SERIES TRUST

(Exact name of registrant as specified in charter)

803 W. Michigan Street

Milwaukee, WI 53233

(Address of principal executive offices) (Zip code)

Constance Dye Shannon

UMB Fund Services, Inc.

803 W. Michigan Street

Milwaukee, WI 53233

(Name and address of agent for service)

(414) 299-2295

Registrant's telephone number, including area code

Date of fiscal year end: March 31

Date of reporting period: March 31, 2012

Item 1. Report to Stockholders.

The registrant’s annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Investment Company Act”), is as follows:

ANNUAL REPORT

March 31, 2012

www.StrategicLatinAmericaFund.com

Strategic Latin America Fund

a series of the Investment Managers Series Trust

Table of Contents

Shareholder Letter	1
Fund Performance and Summary	3
Schedule of Investments	4
Statement of Assets and Liabilities	9
Statement of Operations	10
Statements of Changes in Net Assets	11
Financial Highlights	12
Notes to Financial Statements	13
Report of Independent Registered Public Accounting Firm	20
Supplemental Information	21
Expense Example	23

This report and the financial statements contained herein are provided for the general information of the shareholders of the Strategic Latin America Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective Prospectus.

STRATEGIC LATIN AMERICA FUND

Dear Shareholder:

As we close in on our second year of operations, I would like to share with you the following:

As you may recall, Strategic Latin America Fund (SLATX) was launched on May 3, 2010 with the intention of making an investment vehicle available to those investors seeking alternatives for exposure to the Latin America Region – from Mexico to Argentina, excluding the Caribbean. As such, SLATX`s flexible investment strategy coupled with the fact that our entire investment management team is based in the Region and “on the ground” provides one of the key differences in our approach. We at Strategic Asset Management, Ltd. (as advisors to SLATX) continue to believe that investment opportunities can be found in the Region – in different asset classes, countries, sectors, currencies and along the different stages of each particular business and economic cycle.

In the past year, efforts were made to have at least 80% of the portfolio invested in the Region. Not all countries that make up the Region are present in the portfolio holdings (as can be seen in the Schedule of Investments) due to the fact that, at this time, we simply did not find opportunities that were in-line with the Fund`s objective. Furthermore, we focused the remaining 20% limit of the Fund`s portfolio that may be invested outside the Region mainly on the US securities market, thus gaining exposure to an economic recovery.

The portfolio turnover rate for the past year was 316% which makes reference to the magnitude and frequency with which trades are placed. We believe that given the dynamic conditions found in the Region, coupled with the events that unfolded in Europe and the US, more active portfolio management was needed in this past year. A portion of the portfolio turnover rate can also be attributed to the shifts in over-weighing or under-weighing a specific asset class (i.e. going from mostly equity to fixed income or vice versa).

We continue to believe that given the sustained population growth, overall increase in purchasing power from a larger middle class and identifiable needs (infrastructure, housing, telecommunications and access to financial services, for example) internal demand for products and services from the Region will continue to create favorable target markets for companies. Companies can now focus on a more accessible and integrated market, reducing the gap in reaching economies of scale not found previously while creating synergies.

1

Performance in the last year (year-on-year) has netted a return of +2.13%, excluding the impact of the maximum sales charge. Due to our flexible investment approach regarding asset allocation, the blended benchmark we have selected is composed as follows: 65% Credit Suisse Latin America Corporate Bond Index and 35% MSCI EM Latin America IMI Index. In this regard, the Fund`s performance performed competitively, yet lower, than the blended benchmark which returned +4.35% for the same period.

We believe that the years to come will be of growth for the Region given our social, political and economic outlook. The abundance of natural resources, a growing internal consumer base and natural market tendencies will allow companies to deploy aggressive regional/multi-country market penetration and positioning strategies. As always, we will be monitoring and analyzing changes, dynamics and tendencies in the Region in an effort to identify investment opportunities.

We appreciate having you as a shareholder!

Sincerely,

Heiner W. Skaliks

Portfolio Manager – Strategic Latin America Fund

C.E.O. - Strategic Asset Management, Ltd.

La Paz, Bolivia

Mutual fund investing involves risk, including the potential loss of principal.

Small- and mid-cap investing involve greater risk not associated with investing in more established companies, such as greater price volatility, business risk, less liquidity and increased competitive threat. Investments in foreign securities involve greater volatility and political, economic and currency risks and differences in accounting methods.

2

Strategic Latin America Fund
FUND PERFORMANCE AND SUMMARY
As of March 31, 2012

This graph compares a hypothetical $10,000 investment in the Fund, made at its inception with a similar investment in the Custom Index. Results include the reinvestment of all dividends and capital gains.

The Custom Index is composed of a 65% weighting in the Credit Suisse Latin America Corporate Bond Index and a 35% weighting in the MSCI EM (Emerging Markets) Latin America IMI Index. The Credit Suisse Latin America Corporate Bond Index is a diversified basket of liquid, tradeable Latin American Corporate Bond issues that are denominated in U.S. dollar. The MSCI EM Latin America IMI Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of emerging markets in Latin America.

This index does not reflect expenses, fees or sales charge, which would lower performance. This index is unmanaged and it is not possible to invest in an index.

Total Returns as of March 31, 2012

			Since
	3 Months	1 Year	Inception*
Strategic Latin America Fund
- With Sales Load	10.25%	-2.97%	2.51%
- At NAV	16.01%	2.13%	5.32%

Custom Index	9.08%	4.35%	8.28%

* Inception date 5/3/10.

The performance data quoted here represents past performance and past performance is not a guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted.

Gross and net expense ratios for the Fund is 2.47% and 1.82%, respectively, which is the amount stated in the current Prospectus as of the date of this report. The contractual fee waivers are in effect through July 31, 2012. (It will automatically renew for an additional one year period).

The Fund's returns reflect payment of the maximum sales charge of 5.00%. Returns reflect the reinvestment of distributions made by the Fund, if any. The deduction of taxes that a shareholder would pay on Fund distribution of the redemption of Fund shares is not reflected in the total returns.

Shares redeemed within 60 days of purchase will be charged 2.00% redemption fee.

The Fund's advisor has waived fees or expenses; absent such waivers, the Fund's returns would have been lower.

3

Strategic Latin America Fund
Schedule of Investments
As of March 31, 2012

Principal Amount		Value
	Corporate Bonds – 59.7%
	Brazil – 21.2%
$300,000	Banco BMG S.A. 6.50%, 3/14/2014	$289,200
	Banco Cruzeiro do Sul S.A.
200,000	7.00%, 7/8/2013	188,000
200,000	8.50%, 2/20/2015	180,000
	Banco Daycoval S.A.
300,000	6.50%, 3/16/2015	315,210
300,000	6.25%, 1/28/2016	310,695
100,000	Banco Fibra S.A. 5.13%, 4/29/2013	100,755
800,000	Banco Industrial e Comercial S.A. 6.25%, 1/20/2013	818,000
350,000	Banco Santander Brasil S.A. 4.50%, 4/6/2015	357,770
100,000	Bertin S.A. / Bertin Finance Ltd. 10.25%, 10/5/2016	107,750
100,000	Braskem International Ltd. 9.38%, 6/1/2015	115,500
200,000	CCL Finance Ltd. 9.50%, 8/15/2014	226,900
200,000	Cia Energetica de Sao Paulo 9.25%, 8/11/2013	216,000
750,000	Empresa Energetica de Sergipe / S.A. de Eletrificacao da Paraiba 10.50%, 7/19/2013	817,500
200,000	Gol Finance 7.50%, 4/3/2017[1]	200,400
1,100,000	JBS S.A. 10.50%, 8/4/2016	1,233,100
400,000	Tam Capital, Inc. 7.38%, 4/25/2017[1]	421,520
		5,898,300
	Colombia – 3.5%
850,000	AES Chivor & Cia SCA ESP 9.75%, 12/30/2014[1]	981,750
	El Salvador – 2.2%
300,000	AES El Salvador Trust 6.75%, 2/1/2016	306,000
300,000	Telemovil Finance Co., Ltd. 8.00%, 10/1/2017[1]	309,750
		615,750

4

Strategic Latin America Fund
Schedule of Investments - Continued
As of March 31, 2012

Principal Amount		Value
	CORPORATE BONDS (Continued)
	Germany – 1.1%
$300,000	Dresdner Bank A.G. 7.25%, 9/15/2015	$308,198

	Mexico – 24.6%
700,000	Alestra S.A. 11.75%, 8/11/2014	784,000
1,300,000	Cemex Finance LLC 9.50%, 12/14/2016[1]	1,298,700
700,000	Controladora Mabe S.A. C.V. 6.50%, 12/15/2015	738,500
500,000	Credito Real S.A. de C.V. 10.25%, 4/14/2015[1]	534,045
700,000	Desarrolladora Homex S.A.B. de C.V. 7.50%, 9/28/2015[1]	714,000
1,500,000	Financiera Independencia S.A.B. de C.V. 10.00%, 3/30/2015	1,582,500
200,000	Grupo Elektra S.A. de C.V. 7.25%, 8/6/2018[1]	199,230
700,000	Grupo Petrotemex S.A. de C.V. 9.50%, 8/19/2014[1]	778,750
200,000	Urbi Desarrollos Urbanos S.A.B. de C.V. 8.50%, 4/19/2016[1]	204,500
		6,834,225

	Paraguay – 1.2%
300,000	Banco Bilbao Vizcaya Argentaria Paraguay S.A. 9.75%, 2/11/2016	321,750
	Peru – 3.2%
850,000	Banco de Credito del Peru 4.75%, 3/16/2016[1]	879,962
	United States – 2.7%
273,520	Continental Airlines 2007-1 Class C Pass-Through Trust 7.34%, 4/19/2014[1]	277,623
300,000	International Lease Finance Corp. 6.38%, 3/25/2013	309,750
150,000	Nextel Communications, Inc. 7.38%, 8/1/2015[1]	145,500
		732,873
	Total Corporate Bonds (Cost $16,442,517)	16,572,808

5

Strategic Latin America Fund
Schedule of Investments - Continued
As of March 31, 2012

Number of Shares		Value
	Common Stocks – 34.9%
	Consumer Discretionary – 4.7%
17,000	Desarrolladora Homex S.A.B. de C.V. - ADR (Mexico)*	$318,920
28,000	Ford Motor Co.	349,720
25,000	Gafisa S.A. - ADR (Brazil)	118,000
25,000	Grupo Televisa S.A. - ADR (Mexico)	527,000
		1,313,640
	Consumer Staples – 0.8%
84,000	Alicorp S.A. (Peru)	220,493

	Energy – 1.4%
2,000	Hess Corp.	117,900
10,000	Petroleo Brasileiro S.A. - ADR (Brazil)	265,600
		383,500
	Financials – 8.7%
30,000	Banco Davivienda S.A. (Colombia)	324,696
71,000	Bank of America Corp.	679,470
12,951	Citigroup, Inc.	473,359
50,000	Grupo Financiero Banorte S.A.B. de C.V. - Cl. O (Mexico)	222,686
19,000	MetLife, Inc.	709,650
		2,409,861
	Industrials – 4.7%
117,000	Empresas ICA S.A.B. de C.V. - ADR (Mexico)*	889,200
100,000	Ferreyros S.A. (Peru)	115,871
71,000	Grana y Montero S.A. (Peru)	232,962
30,000	Salfacorp S.A. (Chile)	80,139
		1,318,172
	Materials – 9.5%
195,356	Cemex S.A.B. de C.V. - ADR (Mexico)*	1,515,964
6,000	Cia de Minas Buenaventura S.A. - ADR (Peru)	241,860
100,000	Corp Aceros Arequipa S.A. (Peru)	102,372
20,000	Empresas CMPC S.A. (Chile)	85,653
9,096	Southern Copper Corp. (Peru)	288,434
17,000	Vale S.A. - ADR (Brazil)	396,610
		2,630,893
	Telecommunication Services – 2.0%
22,000	America Movil S.A.B. de C.V. - ADR (Mexico)	546,260

	Utilities – 3.1%
50,000	Empresa de Distribucion Electrica de Lima Norte S.A. (Peru)	79,685
501,576	Empresa de Energia de Bogota S.A. (Colombia)	287,714

6

Strategic Latin America Fund
Schedule of Investments - Continued
As of March 31, 2012

Number of Shares		Value
	COMMON STOCKS (Continued)
	Utilities (Continued)
21,000	Enersis S.A. - ADR (Chile)	$423,990
28,000	Luz del Sur SAA (Peru)	79,797
		871,186
	Total Common Stocks (Cost $10,649,838)	9,694,005

	Exchange Traded Funds – 1.0%
10,000	Financial Select Sector SPDR Fund	157,800
2,000	iShares MSCI Brazil Index Fund (Brazil)	129,480
	Total Exchange Traded Funds (Cost $294,248)	287,280
Principal Amount		Value
	SHORT-TERM INVESTMENTS – 3.7%
$1,036,848	UMB Money Market Fiduciary, 0.01%	1,036,848
	Total Short-Term Investments (Cost $1,036,848)	1,036,848

	Total Investments – 99.3% (Cost $28,423,451)	27,590,941
	Other Assets in Excess of Liabilities – 0.7%	196,127
	Total Net Assets – 100.0%	$27,787,068

ADR – American Depositary Receipt

LLC – Limited Liability Company

* Non-income producing security.

1 Callable.

See accompanying Notes to Financial Statements.

7

Strategic Latin America Fund
SUMMARY OF INVESTMENTS
As of March 31, 2012

Country	Percent of Total Net Assets
Mexico	39.1%
Brazil	24.5%
United States	15.3%
Peru	8.1%
Colombia	5.7%
El Salvador	2.2%
Chile	2.1%
Paraguay	1.2%
Germany	1.1%
Total Investments	99.3%
Other Assets in Excess of Liabilities	0.7%
Total Net Assets	100.0%

See accompanying Notes to Financial Statements.

8

Strategic Latin America Fund
STATEMENT OF ASSETS AND LIABILITIES
As of March 31, 2012

Assets:
Investments, at value (cost $28,423,451)	$27,590,941
Cash	58,750
Receivables:
Investment securities sold	251,250
Dividends and interest	253,873
Prepaid expenses	10,098
Total assets	28,164,912

Liabilities:
Payables:
Investment securities purchased	308,500
Advisory fees	16,720
Distribution fees (Note 6)	5,822
Audit Fees	14,999
Fund accounting fees	7,778
Transfer agent fees	8,585
Custody fees	3,372
Administration fees	4,497
Chief Compliance Officer fees	1,818
Trustees fees	1,203
Accrued other expenses	4,550
Total liabilities	377,844

Net Assets	$27,787,068

Components of Net Assets:
Capital (par value of $0.01 per share with an unlimited number of shares authorized)	$27,776,091
Accumulated net investment income	537,134
Accumulated net realized gain on investments	306,353
Net unrealized depreciation on investments	(832,510)
Net Assets	$27,787,068

Maximum Offering Price per Share:
Class A Shares:
Net assets applicable to shares outstanding	$27,787,068
Shares of beneficial interest issued and outstanding	2,778,555
Redemption price	$10.00
Maximum sales charge (5.00%* of offering price)	0.53
Maximum public offering price per share	$10.53

See accompanying Notes to Financial Statements.

9

Strategic Latin America Fund
STATEMENT OF OPERATIONS
For the Year Ended March 31, 2012

Investment Income:
Dividends (net of foreign withholding taxes of $12,221)	$213,632
Interest	819,849
Total investment income	1,033,481

Expenses:
Advisory fee	277,891
Distribution fees (Note 6)	63,157
Transfer agent fees	54,536
Fund accounting fees	44,931
Administration fees	38,621
Registration fees	25,126
Custody fees	21,249
Legal fees	19,680
Audit fees	15,043
Shareholder reporting fees	9,678
Chief compliance officer fees	9,026
Trustees fees and expenses	6,017
Offering costs	2,948
Insurance fees	730
Miscellaneous expenses	4,239

Total expenses	592,872
Advisory fee waived	(138,154)
Net expenses	454,718
Net investment income	578,763

Realized and Unrealized Gain (Loss) from Investments:
Net realized gain (loss) on:
Investments	371,326
Foreign currency transactions	(10,612)
Net change in unrealized appreciation/depreciation on investments	(363,365)
Net realized and unrealized loss on investments	(2,651)

Net Increase in Net Assets from Operations	$576,112

See accompanying Notes to Financial Statements.

10

Strategic Latin America Fund
STATEMENTS OF CHANGES IN NET ASSETS

		For the Period
	Year Ended	May 3, 2010*
	March 31, 2012	to March 31, 2011
Increase (Decrease) in Net Assets from:
Operations:
Net investment income	$578,763	$375,713
Net realized gain on investments	371,326	1,938,474
Net realized loss on foreign currency transactions	(10,612)	(1,191)
Change in unrealized depreciation on investments	(363,365)	(469,145)
Net increase from payments by affiliates (Note 3)	-	4,504
Net increase in net assets resulting from operations	576,112	1,848,355

Distributions to Shareholders:
From net investment income	(137,205)	(295,312)
From net realized gain	(980,782)	(1,027,298)
Total distributions	(1,117,987)	(1,322,610)

Capital Transactions:
Net proceeds from shares sold	345,766	25,290,686
Reinvestment of distributions	1,104,334	1,288,440
Cost of shares redeemed[1]	(135,738)	(90,290)
Net increase in net assets from capital transactions	1,314,362	26,488,836

Total increase in net assets	772,487	27,014,581

Net Assets:
Beginning of period	27,014,581	-
End of period	$27,787,068	$27,014,581

Accumulated net investment income	$537,134	$119,755

Capital Share Transactions:
Shares sold	35,630	2,509,640
Shares reinvested	129,617	125,947
Shares redeemed	(13,708)	(8,571)
Net increase in capital share trasnactions	151,539	2,627,016

* Commencement of operations

1 Net of redemption fees of $66, and $0, respectively.

See accompanying Notes to Financial Statements.

11

Strategic Latin America Fund
FINANCIAL HIGHLIGHTS

Per share operating performance.

For a capital share outstanding throughout each period.

		For the Period
	Year Ended	May 3, 2010*
	March 31, 2012	to March 31, 2011
Net asset value, beginning of period	$10.28	$10.00
Income from Investment Operations:
Net investment income	0.22 [1]	0.17 [1]
Net realized and unrealized gain (loss) on investments	(0.08)	0.64 [2]
Total from investment operations	0.14	0.81

Less Distributions:
From net investment income	(0.05)	(0.12)
From net realized gain	(0.37)	(0.41)
Total distributions	(0.42)	(0.53)

Redemption fee proceeds	- [4]	-

Net asset value, end of period	$10.00	$10.28

Total return [3]	2.13%	8.11%[5]

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$27,787	$27,015

Ratio of expenses to average net assets:
Before fees waived	2.35%	2.45%[6]
After fees waived	1.80%	1.80%[6]
Ratio of net investment income to average net assets:
Before fees waived	1.74%	1.16%[6]
After fees waived	2.29%	1.81%[6]
Portfolio turnover rate	317%	273%[5]

*	Commencement of Operations
[1]	Calculated based on average shares outstanding for the period.
[2]	The Advisor reimbursed the Fund $4,504 for losses due to trading error. As of March 31, 2011, the reimbursement amount was less than $0.01 per share. This reimbursement had no impact to the Fund's total return.
[3]	Does not include payment of maximum sales charge of 5.00%. If the sales charges were included, total return would be lower.
[4]	Amount represents less than $0.01 per share.
[5]	Not annualized.
[6]	Annualized.

See accompanying Notes to Financial Statements.

12

Strategic Latin America Fund
NOTES TO FINANCIAL STATEMENTS
March 31, 2012

Note 1 – Organization

Strategic Latin America Fund (the ‘‘Fund’’) was organized as a diversified series of Investment Managers Series Trust, a Delaware statutory trust (the “Trust”) which is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s primary investment objective is to provide income and long-term capital appreciation. The Fund commenced investment operations on May 3, 2010.

Note 2 –Accounting Policies

The following is a summary of the significant accounting policy consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

(a) Valuation of Investments

The Fund values equity securities at the last reported sale price on the principal exchange or in the principal over the counter (OTC) market in which such securities are traded, as of the close of regular trading on the NYSE on the day the securities are being valued or, if there are no sales, at the mean between the last available bid and asked prices on that day. Securities traded on the NASDAQ are valued at the NASDAQ Official Closing Price (“NOCP”). Debt securities are valued at the mean between the last available bid and asked prices for such securities, or if such prices are not available, at the bid price obtained from at least one broker-dealer or at prices for securities of comparable maturity, quality and type. All other types of securities, including restricted securities and securities for which market quotations are not readily available, are valued at fair value as determined in accordance with procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value.

Fair value pricing may be applied to foreign securities held by the Fund upon the occurrence of an event after the close of trading on non-U.S. markets but before the close of trading on the NYSE when the Fund’s NAV is determined. If the event may result in a material adjustment to the price of the Fund’s foreign securities once non-U.S. markets open on the following business day (such as, for example, a significant surge or decline in the U.S. market), the Fund may value such foreign securities at fair value, taking into account the effect of such event, in order to calculate the Fund’s NAV. Other types of portfolio securities that the Fund may fair value include, but are not limited to: (1) investments that are illiquid or traded infrequently, including “restricted” securities and private placements for which there is no public market; (2) investments for which, in the judgment of the Advisor, the market price is stale; (3) securities of an issuer that has entered into a restructuring; (4) securities for which trading has been halted or suspended; and (5) fixed income securities for which there is not a current market value quotation.

(b) Investment Transactions, Investment Income and Expenses

Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on the identified cost basis. Dividend income is recorded net of applicable withholding taxes on the ex-dividend date and interest income is recorded on an accrual basis. Withholding taxes on foreign dividends have been provided for in accordance with the company’s understanding of the applicable country’s tax rules and rates. Discounts or premiums on debt securities are accreted or amortized to interest income over the lives of the respective securities using the effective interest method. Expenses incurred by the Trust with respect to more than one fund are allocated in proportion to the net assets of each fund except where allocation of direct expenses to each fund or an alternative allocation method can be more appropriately made.

13

Strategic Latin America Fund
NOTES TO FINANCIAL STATEMENTS – Continued
March 31, 2012

The Fund incurred offering costs of approximately $32,605, which were amortized over a one-year period from May 3, 2010 (commencement of operations).

(c) Foreign Currency Translation

The Fund’s records are maintained in U.S. dollars. The value of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the reporting period. The currencies are translated into U.S. dollars by using the exchange rates quoted prior to when the Fund’s net asset value is next determined. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions.

The Fund does not isolate that portion of its net realized and unrealized gains and losses on investments resulting from changes in foreign exchange rates from the impact arising from changes in market prices. Such fluctuations are included with net realized and unrealized gain or loss from investments and foreign currency.

Net realized foreign currency transaction gains and losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the differences between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency translation gains and losses arise from changes in the value of assets and liabilities, other than investments in securities, resulting from changes in the exchange rates.

(d) Federal Income Taxes

The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized gains to its shareholders.  Therefore, no provision is made for federal income or excise taxes.  Due to the timing of dividend distributions and the differences in accounting for income and realized gains and losses for financial statement and federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains and losses are recorded by the Fund.

Accounting for Uncertainty in Income Taxes (the “Income Tax Statement”) requires an evaluation of tax positions taken (or expected to be taken) in the course of preparing a Fund’s tax returns to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statements of Operations.

The Income Tax Statement requires management of the Fund to analyze the open tax year 2011, or expected to be taken in the Funds’ 2012 tax returns, as defined by IRS stature of limitations for all major jurisdictions, including federal tax authorities and certain state tax authorities. As of and during the year ended March 31, 2012, the Fund did not have a liability for any unrecognized tax benefits. The Fund has no examination in progress and is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

(e) Distributions to Shareholders

The Fund will make distributions of net investment income and capital gains, if any, at least annually. Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles.

14

Strategic Latin America Fund
NOTES TO FINANCIAL STATEMENTS – Continued
March 31, 2012

The character of distributions made during the year from net investment income or net realized gain may differ from the characterization for federal income tax purposes due to differences in the recognition of income, expense and gain (loss) items for financial statement and tax purposes. Where appropriate, reclassifications between net asset accounts are made for such differences that are permanent in nature.

Note 3 – Investment Advisory and Other Agreements

The Trust, on behalf of the Fund, entered into an Investment Advisory Agreement (the “Agreement”) with Strategic Asset Management, Ltd (the “Advisor”). Under the terms of the Agreement, the Fund pays a monthly investment advisory fee to the Advisor at the annual rate of 1.10% of the Fund’s average daily net assets. The Advisor has contractually agreed to waive its fee and, if necessary, to reimburse other operating expenses in order to limit total annual operating expenses (excluding taxes, interest, brokerage commissions, acquired fund fees and expenses (as determined in accordance with Form N-1A) and expenses incurred in connection with any merger or reorganization, or extraordinary expenses such as litigation) to 1.80% of the Fund's average daily net assets until July 31, 2012.

For the year ended March 31, 2012, the Advisor waived $138,154 of its advisory fees. The Advisor may recover from the Fund fees and expenses previously waived or reimbursed if the Fund’s expense ratio, including the recovered expenses, falls below any current expense limit and the expense limit in place at the time the expenses were incurred. The Advisor is permitted to seek reimbursement from the Fund for a period three fiscal years following the fiscal year in which such reimbursements occurred. At March 31, 2012, the amount of these potentially recoverable expenses was $272,908. The Advisor may recapture a portion of this amount no later than March 31, of the years stated below:

2014:	$134,754
2015:	138,154

On May 7, 2010, the Advisor reimbursed the Fund $4,504 for losses due to a trading error. This reimbursement had no impact to the Fund’s performance during the year ended March 31,2011.

Grand Distribution Services, LLC (“GDS”) serves as the Fund’s distributor; UMB Fund Services, Inc. (“UMBFS”), an affiliate of GDS, serves as the Fund’s fund accountant and co-administrator; and Mutual Fund Administration Corporation (“MFAC”) serves as the Fund’s other co-administrator. UMBFS also serves as the Fund’s transfer agent and UMB Bank, n.a. (“UMBNA”), an affiliate of UMBFS, serves as the Fund’s custodian.

Certain trustees and officers of the Trust are employees of UMBFS or MFAC. The Fund does not compensate trustees and officers affiliated with the Fund’s co-administrators. For the year ended March 31, 2012, the Fund’s allocated fees incurred for Trustees who are not affiliated with the Fund’s co-administrators are reported on the Statement of Operations.

Cipperman & Co. provides Chief Compliance Officer (“CCO”) services to the Trust. The Fund’s allocated fees incurred for CCO services for the year ended March 31, 2012, are reported on the Statement of Operations.

Note 4 – Federal Income Taxes

At March 31, 2012, gross unrealized appreciation and depreciation of investments based on cost for federal income tax purposes were as follows:

15

Strategic Latin America Fund
NOTES TO FINANCIAL STATEMENTS – Continued
March 31, 2012

Cost of investments	$28,474,443

Gross unrealized appreciation	$590,151
Gross unrealized depreciation	(1,473,653)
Net unrealized depreciation on investments	$(883,502)

The difference between cost amounts for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses in security transactions.

Accounting principals generally accepted in the United States require that certain components of net assets be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the year ended March 31, 2012, permanent differences in book and tax accounting have been reclassified to paid in capital, undistributed net investment income (loss) and accumulated net realized gain (loss) as follows:

Increase (Decrease)
Paid in Capital	Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss)
$9,063	$(24,179)	$15,116

As of March 31, 2012, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$927,325

Undistributed long-term capital gains	5,429

Tax accumulated earnings	$932,754

Accumulated capital and other losses	(38,275)

Unrealized depreciation	(883,502)

Total accumulated earnings	$10,977

The tax character of the distributions paid during the fiscal year ended March 31, 2012 was as follows:

Distributions paid from:	March 31, 2012	March 31, 2011

Ordinary Income	$1,117,987	$1,322,610
Net long term capital gains	-	-

Total distributions paid	$1,117,987	$1,322,610

16

Strategic Latin America Fund
NOTES TO FINANCIAL STATEMENTS – Continued
March 31, 2012

Note 5 - Investment Transactions

For the year ended March 31, 2012, purchases and sales of investments, excluding short-term investments, were $78,138,113 and $78,131,443, respectively.

Note 6 - Distribution Plan

The Trust, on behalf of the Fund, has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act that allows the Fund to pay distribution fees for the sale and distribution of its shares. The Plan provides for the payment of distribution fees at the annual rate of up to 0.25% of average daily net assets, payable to the Advisor as the distribution coordinator.

For the year ended March 31, 2012, distribution fees incurred are disclosed on the Statement of Operations.

Note 7 – Indemnifications

In the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund expects the risk of loss to be remote.

Note 8 –Fair Value Measurements and Disclosure

Fair Value Measurements and Disclosures defines fair value, establishes a framework for measuring fair value in accordance with GAAP, and expands disclosure about fair value measurements. It also provides guidance on determining when there has been a significant decrease in the volume and level of activity for an asset or liability, when a transaction is not orderly, and how that information must be incorporated into a fair value measurement.

Under Fair Value Measurements and Disclosures, various inputs are used in determining the value of the Fund’s investments. These inputs are summarized into three broad levels as described below:

•	Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

•	Level 2 – Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

•	Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

17

Strategic Latin America Fund
NOTES TO FINANCIAL STATEMENTS – Continued
March 31, 2012

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities. The following is a summary of the inputs used, as of March 31, 2012, in valuing the Fund’s assets carried at fair value:

	Level 1	Level 2*	Level 3**	Total
Investments
Common Stocks[1]	$9,694,005	$-	$-	$9,694,005
Exchange Traded Funds	287,280	-	-	287,280
Corporate Bonds	-	16,572,808	-	16,572,808
Short-Term Investments	1,036,848	-	-	1,036,848
Total Investments	$11,018,133	$16,572,808	$-	$27,590,941

1 All common stocks held in the Fund are Level 1 securities. For a detailed break-out of common stocks by major industry classification, please refer to the Schedule of Investments.

*At the end of the period there were $1,798,718 in corporate bonds classified as Level 2 due to a change in valuation technique. These securities were classified as Level 1 at the beginning of the period, and such amounts represent the only transfers among Levels during the period.

**The Fund did not hold any level 3 securities at March 31, 2012.

Note 9 – Line of Credit

The Fund has an uncommitted $4,000,000 line of credit with UMBNA. Borrowings under this arrangement bear interest at the greater of the federal funds rate plus 1.750% per annum or 2.000% per annum. There are no borrowing activities for the year ended March 31, 2012.

Note 10 – Derivative and Hedging Disclosure

Derivatives and Hedging requires enhanced disclosures about the Fund’s derivative and hedging activities, including how such activities are accounted for and their effects on the Fund’s financial position, performance and cash flows.

The Fund’s policies permit the Fund to enter into forward contracts principally to hedge either specific transactions or portfolio positions in an attempt to minimize currency value fluctuations. Forward contracts involve an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days, agreed upon by the parties, from the date of the contract, at a price set at the time of the contract. The forward contracts were bought or sold to protect the Fund, to some degree, from a possible loss resulting from an adverse change in the relationship between foreign currencies and the United States dollar (“US$”). Although such contracts may minimize the risk of loss due to a decline in value of the hedged currency, the contracts may limit any potential gain that may result from currency increases.

The risks to the Fund of entering into forward contracts include currency risks, such as fluctuations in the value of foreign currencies and the performance of foreign currencies relative to the US$; exchange control regulations; and costs incurred in connection with conversions between various currencies (fees may also be incurred when converting foreign investments to US$). As a result, the relative strength of the US$ may be an important factor in the performance of the Fund. For the year ended March 31, 2012, the Fund did not enter into any forward contracts.

18

Strategic Latin America Fund
NOTES TO FINANCIAL STATEMENTS – Continued
March 31, 2012

Note 11 – Recently Issued Accounting Pronouncements

In May 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2011-04 Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs. ASU No. 2011-04 amends FASB ASC Topic 820, Fair Value Measurements and Disclosures, to establish common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with U.S. GAAP and International Financial Reporting Standards.  ASU No. 2011-04 is effective for fiscal years beginning after December 15, 2011 and for interim periods within those fiscal years. Management is currently evaluating the impact ASU 2011-04 may have on the Fund’s financial statements.

In December 2011, FASB issued ASU No. 2011-11 related to Disclosures about Offsetting Assets and Liabilities. The amendments in this ASU require an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position.  The ASU is effective for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods. The guidance requires retrospective application for all comparative periods presented.  Management is currently evaluating the impact ASU 2011-11 will have on the financial statement disclosures.

Note 12 – Events Subsequent to the Fiscal Period End

The Fund has adopted financial reporting rules regarding subsequent events which require an entity to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the balance sheet. Management has evaluated the Fund’s related events and transactions and there were no events or transactions that occurred during this period that materially impacted the amounts or disclosures in the Fund’s financial statements.

19

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders

Investment Managers Series Trust

We have audited the accompanying statements of assets and liabilities of the Strategic Latin America Fund (the “Fund”), a series of Investment Managers Series Trust, including the schedule of investments, as of March 31, 2012, and the related statement of operations for the year then ended, and the statements of changes in net assets and the financial highlights for the year then ended and for the period May 3, 2010 (commencement of operations) to March 31, 2011. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2012, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Strategic Latin America Fund as of March 31, 2012, and the results of its operations for the year then ended, and the statements of changes in its net assets and its financial highlights for the year then ended and the period May 3, 2010 to March 31, 2011, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania

May 25, 2012

20

Strategic Latin America Fund
SUPPLEMENTAL INFORMATION (Unaudited)

Tax Information

For the year ended March 31, 2012, 16.33% of dividends to be paid from net investment income, including short-term capital gains from the Fund, is designated as qualified dividend income.

For the year ended March 31, 2012, 16.18% of dividends to be paid from net investment income, including short-term capital gains from the Fund, is designated as dividends received deduction available to corporate shareholders.

Trustees and Officer Information

Additional information about the Trustees is included in the Fund’s Statement of Additional Information which is available, without charge, upon request by calling (888) 716-7116. The Trustees and officers of the Fund and their principal occupations during the past five years are as follows:

Name, Address, Year of Birth and Position(s) held with Trust	Term of Office[c] and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee	Other Directorships Held During the Past Five Years by Trustee
“Independent” Trustees:
Charles H. Miller[a] (Born 1947) Trustee	Since November 2007	Executive Vice President, Client Management and Development, Access Data Corporation, a Broadridge company, a provider of technology and services to asset management firms (1997-present)	47	None
Ashley Toomey Rabun [a] (born 1952) Trustee and Chairperson of the Board	Since November 2007	President and Founder, InvestorReach, Inc. a financial services consulting firm (1996-present)	47	None
William H. Young [a] (born 1950) Trustee	Since November 2007	Independent financial services consultant (1996-present); Consultant-Interim CEO, Unified Fund Services, Inc., a mutual fund service provider (2003-2006); Ex-officio Board Member of the National Investment Company Service Association and past President and Chairman (1995-1997); Senior Vice President, Oppenheimer Management Company (1983-1996)	47	None
Interested Trustees:
John P. Zader a † (born 1961) Trustee and President	Since November 2007 as Trustee and December 2007 as President	CEO, UMB Fund Services, Inc., a mutual and hedge fund service provider, and the transfer agent, fund accountant, and co-administrator for the Fund, and affiliate of the Fund’s distributor and custodian (2006-present); Consultant to Jefferson Wells International, a provider of professional services for multiple industries, including financial services organizations (2006); Senior Vice President and Chief Financial Officer, U.S. Bancorp Fund Services, LLC, a mutual and hedge fund service provider (1988-2006)	47	None

21

Strategic Latin America Fund
SUPPLEMENTAL INFORMATION (Unaudited)

Name, Address, Year of Birth and Position(s) held with Trust	Term of Office[c] and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee	Other Directorships Held During the Past Five Years by Trustee
Eric M. Banhazlb† (born 1957) Trustee and Vice President	Since January 2008 as Trustee and December 2007 as Vice President	President, Mutual Fund Administration Corp. (2006 – present); Senior Vice President, U.S. Bancorp Fund Services, LLC, a mutual and hedge fund service provider (2001 – 2006)	47	Advisors Series Trust (1997 to 2007).
Officers of the Trust
Rita Dam[b] (born 1966) Treasurer and Assistant Secretary	Since December 2007	Vice President, Mutual Fund Administration Corp. (2006 – present); Vice President, U.S. Bancorp Fund Services, LLC, a mutual and hedge fund service provider (2001 - 2006)	N/A	N/A
Joy Ausili[b] (born 1966) Secretary and Assistant Treasurer	Since December 2007	Vice President, Mutual Fund Administration Corp. (2006 – present); Vice President, U.S. Bancorp Fund Services, LLC, a mutual and hedge fund service provider (2001 - 2006)	N/A	N/A
Terrance P. Gallagher, CPA, JD a (born 1958) Vice President	Since December 2007	Executive Vice President, UMB Fund Services, Inc. (2007 – present); Director of Compliance, Unified Fund Services Inc. (2004 – 2007); Partner, The Academy of Financial Services Studies and Precision Marketing Partners (1998 - 2004); Senior Vice President, Chief Financial Officer and Treasurer of AAL Capital Management and The AAL Mutual Funds (1987 - 1998)	N/A	N/A
Robert Tuszynski [a] (born 1959) Vice President	Since March 2010	Senior Vice President, Director of Distribution Services, UMB Fund Services, Inc. (2008 – present); Vice President and CCO, CUNA Mutual Fund Group (2004 – 2008)	N/A	N/A
Todd Cipperman[b] (born 1966) Chief Compliance Officer (“CCO”)	Since December 2009	Founder and Principal, Cipperman & Company/Cipperman Compliance Services (2004 – present)	N/A	N/A

a	Address for certain Trustees and certain officers: 803 West Michigan Street, Milwaukee, WI 53233-2301.
b	Address for Mr. Banhazl, Ms. Ausili and Ms. Dam: 2220 E. Route 66, Suite 226, Glendora, CA 91740. Address for Mr. Cipperman: 500 Swedesford Road, Suite 104, Wayne, PA 19087.
c	Trustees and officers serve until their successors have been duly elected.
†	Mr. Zader is an “interested person” of the Trust by virtue of his position with the Fund’s distributor, Grand Distribution Services, LLC and its affiliates, UMB Fund Services, Inc., the transfer agent, fund accountant and co-administrator of the Fund, and the Fund’s custodian, UMB Bank, n.a. Mr. Banhazl is deemed to be an “interested person” of the Trust by virtue of his position with Mutual Fund Administration Corp., the Fund’s co-administrator.

22

Strategic Latin America Fund
Expense Example
For the Six Months Ended March 31, 2012 (Unaudited)

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, and redemption fees and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from 10/1/11 to 3/31/12.

Actual Expenses

The information in the row titled “Actual Performance” of the table below provides actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate row, in the column entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the row titled “Hypothetical (5% annual return before expenses)” of the table below provides hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (load) or contingent deferred sales charges. Therefore, the information under the headings “Hypothetical (5% annual return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period*
	10/1/11	3/31/12	10/1/11 – 3/31/12

Actual Performance	$1,000.00	$1,239.600	$10.08
Hypothetical (5% annual return before expenses)	1,000.00	1,016.00	9.10

* Expenses are equal to the Fund’s annualized expense ratio of 1.80% multiplied by the average account value over the period, multiplied by 183/366 (to reflect the semi-annual period). The expense ratios reflect an expense waiver.

Assumes all dividends and distributions were reinvested.

23

FUND INFORMATION

	TICKER	CUSIP
Strategic Latin America Fund	SLATX	461 418 733

Privacy Principles of the Strategic Latin America Fund for Shareholders

The Fund is committed to maintaining the privacy of its shareholders and to safeguarding its non-public personal information. The following information is provided to help you understand what personal information the Fund collects, how we protect that information and why, in certain cases, we may share information with select other parties.

Generally, the Fund does not receive any non-public personal information relating to its shareholders, although certain non-public personal information of its shareholders may become available to the Fund. The Fund does not disclose any non-public personal information about its shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

This report is sent to shareholders of the Strategic Latin America Fund for their information. It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

Proxy Voting Policies and Procedures

A description of the Fund’s proxy voting policies and procedures related to portfolio securities is available without charge, upon request, by calling the Fund at (888) 716-7116 or on the U.S. Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

Proxy Voting Record

Information regarding how the Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request by calling (888) 716-7116 or by accessing the Fund’s Form N-PX on the SEC’s website at http://www.sec.gov.

Form N-Q Disclosure

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC website at http://www.sec.gov or by calling the Fund at (888) 716-7116. The Fund’s Form N-Q may also be viewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Section may be obtained by calling (800) SEC-0330.

Strategic Latin America Fund

c/o UMB Fund Services, Inc.

803 West Michigan Street

Milwaukee, WI 53233

Toll Free: 1-888-716-7116

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant's principal executive officer and principal financial officer. The registrant has not made any amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

The registrant undertakes to provide to any person without charge, upon request, a copy of its code of ethics by mail when they call the registrant at 1-888-716-7116.

Item 3. Audit Committee Financial Expert.

The Board of Trustees of the Registrant has determined that the Registrant does not have an audit committee financial expert serving on its audit committee.  The audit committee is composed of the Registrant’s three independent Trustees, each of whom possesses extensive industry experience, but none of whom has all of the technical attributes identified in Instruction 2(b) to Item 3 of Form N-CSR to qualify as an “audit committee financial expert.”  The Board of Trustees believes that the audit committee has sufficient knowledge and experience to meet its obligations as the audit committee of the Registrant.  In addition, the Board of Trustees notes that the audit committee has the authority to retain any experts necessary to carry out its duties.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. "Audit services" refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. "Audit-related services" refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. "Tax services" refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. There were no "other services" provided by the principal accountant. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 3/31/2012	FYE 3/31/2011
Audit Fees	$12,500	$12,500
Audit-Related Fees	N/A	N/A
Tax Fees	$2,500	$2,500
All Other Fees	N/A	N/A

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Tait, Weller, & Weller LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 3/31/2012	FYE 3/31/2011
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant's accountant for services to the registrant and to the registrant's investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years. The audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant's independence.

Non-Audit Related Fees	FYE 3/31/2012	FYE 3/31/2011
Registrant	N/A	N/A
Registrant’s Investment Advisor	N/A	N/A

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Schedule of Investments.

(a)   Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)   Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant has not made any material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)	The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)	There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Incorporated by reference to the Registrant’s Form N-CSR filed February 5, 2009.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Investment Managers Series Trust

By (Signature and Title)	/s/ John P. Zader
John P. Zader, President

Date	6/8/12

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ John P. Zader
John P. Zader, President

Date	6/8/12

By (Signature and Title)	/s/ Rita Dam
Rita Dam, Treasurer

Date	6/8/12